Prospectus Supplement — September 13, 2012 to the Prospectuses and Statement of Additional Information (SAI) of each Fund listed below, each as supplemented

Fund	Prospectus(es) Dated	SAI Dated
Columbia 120/20 Contrarian Equity Fund	September 1, 2012	September 1, 2012

Columbia Global Extended Alpha Fund	March 1, 2012	September 1, 2012

The Board of Trustees of the Fund has approved a Plan of Liquidation and Termination (the Plan) pursuant to which the Fund will be liquidated and terminated.

Effective at the close of business on September 28, 2012, the Fund is no longer open to new investors. Shareholders who opened and funded an account with the Fund as of the close of business on this date (including accounts once funded that subsequently reached a zero balance) may continue to make additional purchases of Fund shares, including purchases by existing plan-level retirement or other omnibus accounts relating to new or existing participants seeking to invest in the Fund.

Effective September 14, 2012, any applicable contingent deferred sales charges will be waived on redemptions and exchanges out of the Fund.

Under the terms of the Plan, it is anticipated that the redemption of all shares of the Fund will occur on or about October 29, 2012, (the Liquidation Date). Shareholders of the Fund may also redeem their investments in the Fund at any time prior to the Liquidation Date.

As of the close of business on the business day preceding the Liquidation Date, the Fund will not accept any orders for the purchase of or exchange for shares of the Fund. Orders for the purchase of or exchange for shares of the Fund may, in the Fund’s discretion, be rejected prior to the Liquidation Date, including for operational reasons relating to the anticipated liquidation of the Fund.

During the period prior to the Liquidation Date, the Fund’s investment manager, Columbia Management Investment Advisers, LLC (the Investment Manager), may depart from the Fund’s stated investment objectives and strategies in order to reduce portfolio securities and liquidate the Fund’s assets in a manner the Investment Manager believes to be in the best interests of the Fund and its shareholders.

S-6519-8 A (9/12)